VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Duration High Income Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

(each, a "Fund" and collectively, the "Funds")

Supplement dated October 2, 2023

to the current Prospectuses for the Funds' Class A, Class C, Class I, Class R,

Class R6, and Class W Shares'

(each, a "Prospectus" and together, the "Prospectuses")

Effective September 29, 2023, the Prospectuses were revised as follows:

1.The section of the Prospectuses entitled "Appendix A – Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information" is amended to include the following:

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC ("JPMorgan") brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at JPMorgan

•Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to JPMorgan's share class exchange policy.

•Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•Shares of Funds purchased through JPMorgan Self-Directed Investing accounts.

•Shares purchased through rights of reinstatement.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of JPMorgan or its affiliates and their spouse or financial dependent as defined by JPMorgan.

Class C to Class A share conversion

•A shareholder in the Fund's Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with JPMorgan's policies and procedures.

CDSC waivers on Class A and C shares available at JPMorgan

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at JPMorgan: breakpoints, rights of accumulation & letters of intent

•Breakpoints as described in the Prospectus.

•Rights of Accumulation ("ROA") which entitle shareholders to breakpoint discounts as described in the Fund's Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at JPMorgan. Eligible fund family assets not held at JPMorgan (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•Letters of Intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, through JPMorgan, over a 13-month period of time (if applicable).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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